Exhibit 99.1

Westar Energy announces 2nd quarter 2015 results.
TOPEKA, Kan., Aug. 4, 2015 - Westar Energy, Inc. (NYSE:WR) today announced earnings of $64 million, or $0.47 per share, for the second quarter 2015 compared with earnings of $53 million, or $0.41 per share, for the second quarter 2014. Earnings for the six months ended June 30, 2015 were $115 million, or $0.85 per share, compared with $122 million, or $0.95 per share, for the same period in 2014.

Higher net income for the three months ended June 30, 2015 was driven by lower operating and maintenance costs at the company’s power plants and higher COLI income. The lower expenses and higher COLI income were offset by a decrease in retail sales due largely to mild weather compared with last year and a $3 million estimated refund obligation for transmission revenue.

Lower net income for the six months ended June 30, 2015 reflects mild weather, which reduced both energy marketing margins and retail energy sales, and a $9 million estimated refund obligation for transmission revenue. Lower operating expenses and receipt of COLI income partially offset the lower revenues.

Earnings Guidance

The company affirmed its 2015 earnings guidance of $2.18 to $2.33 per share. The earnings guidance drivers are located under Supplemental Materials within the investor section of the company website at www.WestarEnergy.com.

Conference Call and Additional Company Information

Westar Energy management will host a conference call Wednesday, Aug. 5 with the investment community at 10:00 a.m. ET (9:00 a.m. CT). Investors, media and the public may listen to the conference call by dialing 800-884-5695, participant code 71187505. A webcast of the live conference call will be available at www.WestarEnergy.com.

Members of the media are invited to listen to the conference call and then contact Gina Penzig with any follow-up questions.

This earnings announcement, a package of detailed second-quarter financial information, the company's quarterly report on Form 10-Q for the period ended June 30, 2015 and other filings the company has made with the Securities and Exchange Commission are available on the company's website at www.WestarEnergy.com.

WESTAR ENERGY NEWS RELEASE    Page 1 of 3

Westar Energy announces 2nd quarter results

Westar Energy, Inc. (NYSE: WR) is Kansas' largest electric utility. For more than a century, we have provided Kansans the safe, reliable electricity needed to power their businesses and homes. Every day our team of professionals takes on projects to generate and deliver electricity, protect the environment and provide excellent service to our nearly 700,000 customers. Westar has 7,200 MW of electric generation capacity fueled by coal, uranium, natural gas, wind and landfill gas. We are also a leader in electric transmission in Kansas. Our innovative customer service programs include mobile-enabled customer care, digital meters and paving the way for electric vehicle adoption. Our employees live, volunteer and work in the communities we serve.

For more information about Westar Energy, visit us on the Internet at http://www.WestarEnergy.com.

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2014 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Aug. 4, 2015, (a) under the heading "Forward-Looking Statements." (b) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 12; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Media Contact:
Gina Penzig
Media Relations Manager
Phone: 785-575-8089
Gina.Penzig@westarenergy.com
Media line: 888-613-0003

Investor Contact:
Bruce Burns
Director, Investor Relations
Phone: 785-575-8227
Bruce.Burns@westarenergy.com

WESTAR ENERGY NEWS RELEASE    Page 2 of 3

Westar Energy announces 2nd quarter results

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2015	2014	Change	% Change	2015	2014	Change	% Change
	(Dollars In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$173,677	$175,671	$(1,994)	(1.1)	$354,970	$367,958	$(12,988)	(3.5)
Commercial	175,994	178,194	(2,200)	(1.2)	337,300	339,294	(1,994)	(0.6)
Industrial	103,151	106,984	(3,833)	(3.6)	199,630	201,480	(1,850)	(0.9)
Other retail	(7,660)	(3,033)	(4,627)	(152.6)	(7,122)	(11,557)	4,435	38.4
Total Retail Revenues	445,162	457,816	(12,654)	(2.8)	884,778	897,175	(12,397)	(1.4)
Wholesale	74,828	82,434	(7,606)	(9.2)	161,584	193,047	(31,463)	(16.3)
Transmission	61,295	63,700	(2,405)	(3.8)	119,880	125,166	(5,286)	(4.2)
Other	8,278	8,718	(440)	(5.0)	14,128	25,836	(11,708)	(45.3)
Total Revenues	589,563	612,668	(23,105)	(3.8)	1,180,370	1,241,224	(60,854)	(4.9)
OPERATING EXPENSES:
Fuel and purchased power	140,080	164,779	(24,699)	(15.0)	295,561	338,618	(43,057)	(12.7)
SPP network transmission costs	57,352	55,533	1,819	3.3	114,164	107,491	6,673	6.2
Operating and maintenance	82,739	101,839	(19,100)	(18.8)	167,819	193,629	(25,810)	(13.3)
Depreciation and amortization	76,759	70,882	5,877	8.3	151,345	140,992	10,353	7.3
Selling, general and administrative	63,663	62,168	1,495	2.4	119,082	118,653	429	0.4
Taxes other than income tax	37,494	34,738	2,756	7.9	75,365	69,571	5,794	8.3
Total Operating Expenses	458,087	489,939	(31,852)	(6.5)	923,336	968,954	(45,618)	(4.7)
INCOME FROM OPERATIONS	131,476	122,729	8,747	7.1	257,034	272,270	(15,236)	(5.6)
OTHER INCOME (EXPENSE):
Investment earnings	1,634	3,175	(1,541)	(48.5)	4,113	5,553	(1,440)	(25.9)
Other income	15,121	5,658	9,463	167.2	17,935	11,575	6,360	54.9
Other expense	(2,633)	(2,287)	(346)	(15.1)	(8,345)	(7,952)	(393)	(4.9)
Total Other Income	14,122	6,546	7,576	115.7	13,703	9,176	4,527	49.3
Interest expense	45,516	47,303	(1,787)	(3.8)	89,814	93,543	(3,729)	(4.0)
INCOME BEFORE INCOME TAXES	100,082	81,972	18,110	22.1	180,923	187,903	(6,980)	(3.7)
Income tax expense	33,839	26,150	7,689	29.4	61,517	61,111	406	0.7
NET INCOME	66,243	55,822	10,421	18.7	119,406	126,792	(7,386)	(5.8)
Less: Net income attributable to noncontrolling interests	2,533	2,349	184	7.8	4,716	4,365	351	8.0
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$63,710	$53,473	$10,237	19.1	$114,690	$122,427	$(7,737)	(6.3)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.47	$0.41	$0.06	14.6	$0.85	$0.95	$(0.10)	(10.5)
Diluted earnings per common share	$0.46	$0.40	$0.06	15.0	$0.84	$0.93	$(0.09)	(9.7)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	135,939	129,363	6,576	5.1	134,177	129,185	4,992	3.9
Diluted	137,412	131,973	5,439	4.1	136,330	131,779	4,551	3.5
DIVIDENDS DECLARED PER COMMON SHARE	$0.36	$0.35	$0.01	2.9	$0.72	$0.70	$0.02	2.9
Effective income tax rate	33.81%	31.90%			34.00%	32.52%

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